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                                                                   Exhibit 10.12

                            MASTER PROJECT AGREEMENT
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         This MASTER PROJECT AGREEMENT is entered into between THE PATHWAYS
GROUP, INC., a corporation, hereinafter sometimes referred to as "PATHWAYS" and SCRIP ADVANTAGE, INC., a corporation, hereinafter sometimes referred to as "SCRIP ADVANTAGE", for the purposes and upon the provisions, terms and conditions stated below in this Agreement with incorporated attachments.

                                   SECTION I.
                                    RECITALS

1.1 Whereas PATHWAYS represents that its staff has the technical and practical ability to provide a proprietary PATHWAYS Smart Card Electronic Scrip System which simplifies scrip fund raising programs for nonprofit organizations.

1.2 Whereas SCRIP ADVANTAGE is a for profit corporation which supplies nonprofit organizations with scrip fund raising programs that rely upon the use of paper scrip purchased from merchants and sold to members of nonprofit organizations.

1.3 Whereas PATHWAYS and SCRIP ADVANTAGE each wish to implement a PATHWAYS Smart Card Electronic Scrip System in geographic regions where SCRIP ADVANTAGE currently markets a paper scrip system, for the purpose of simplifying scrip fund raising programs for nonprofit organizations;

         Now Therefore, the Parties agree as follows:

                                   SECTION II.
                                     PURPOSE

2.1      BASIC AGREEMENT

         The purpose of this Master Project Agreement is to provide a basic agreement for a specific project by which PATHWAYS will provide to SCRIP ADVANTAGE the right to use and have access to the PATHWAYS Smart Card Electronic Scrip System ("SMART SCRIP") for its scrip fund raising programs composed of equipment, hardware and licensed software programs, and processing services, as more fully provided in the following sections, paragraphs and sub-paragraphs.

2.2      EXPANSION

         In addition, it is the purpose of this Agreement to provide for a method of expansion of the scope of this original project by supplementary project agreements in which the provisions, terms and conditions will be basically similar in order to ultimately provide a compatible network of projects that can be administered as a single expanded nationwide Smart Card Electronic Scrip Program.

         This expansion will be in accordance with the provisions contained herein regarding additional projects and will require the written approval of both parties for said expansion.

                                  SECTION III.
                                   DEFINITIONS

         The parties agree that the following words and acronyms in this Agreement shall be understood to have the following meanings:


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3.1      NONPROFIT ORGANIZATION

         Nonprofit Organization means any organization which is generally recognized under the laws of the State in which it is located as being operated for a charitable, or educational purpose, or in support of a charitable or educational purpose, and not as a business for profit.

3.2      PARTICIPATING NONPROFIT ORGANIZATION

         Participating Nonprofit Organization or the acronym PNO shall mean a Nonprofit Organization which has been or is actively enrolled or wishes to become enrolled as a participant in the SCRIP ADVANTAGE Scrip Program.

3.3      MERCHANT

         Merchant means any business operated for profit, which sells or leases or charges fees for its products, goods, and/or services to the consumer public.

3.4      PARTICIPATING MERCHANT

         Participating Merchant or the acronym PM shall mean a Merchant which has been or is actively enrolled or wishes to become enrolled as a participant in the SCRIP ADVANTAGE Scrip Program.

3.5      PATHWAYS SMART CARD ELECTRONIC SCRIP SYSTEM

         PATHWAYS Smart Card Electronic Scrip System means:

                  (1) the Smart Card Terminal equipment with software designed, developed and installed by PATHWAYS, which reads and performs electronic scrip transactions, including

                  (2) the Smart Cards, with software designed, developed and installed by PATHWAYS, which accept, hold and relinquish the electronic scrip, and

                  (3) the PATHWAYS Processing Center which performs all of the processing, electronic funds transfer, compilation of data, and reporting for the PATHWAYS Smart Card Electronic System.

3.6      ACH

         "ACH" means Automated Clearing House, which is an electronic system for transferring funds to and from bank accounts.

3.7      PROCESSING

         Processing means the total package of processing services which are necessary for the functioning of the PATHWAYS Smart Card Electronic Scrip System, including:

                  (1)  the development and updating of data bases,
                  (2) compilation and communication of transaction data between terminals, banks, PNOs and PMs,
                  (3) the electronic transfer of funds, including "ACH" transfers, and
                  (4) preparation and transmittal of reports to SCRIP ADVANTAGE.



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         The SCRIP  ADVANTAGE,  Inc.  database  shall  remain the sole  property of SCRIP ADVANTAGE, Inc. for its exclusive use.

3.8      TRANSACTION

         The word transaction when used in this Agreement means each separate electronic transfer of funds or data between a Smart Card Terminal and a Smart Card, or between PATHWAYS Processing Center and each Smart Card Terminal, or between PATHWAYS Processing Center and a bank, or between PATHWAYS Processing Center and SCRIP ADVANTAGE, or between SCRIP ADVANTAGE and PNOs and/or PMs.

         Appendix #5, attached hereto, provides a schematic of transaction flow along with the specific identification of each chargeable transaction in accordance with this contract. This exhibit is made a part hereto by this reference.

                                   SECTION IV.
                                    DURATION

4.1      INITIAL TERM

         The initial term of this Agreement shall be three (3) years, commencing upon the execution of this Agreement.

4.2      AUTOMATIC RENEWAL/NOTICE OF NON RENEWAL

         This Agreement shall be automatically and continually renewed for one year, from year to year, after the initial term, unless the Agreement has previously been terminated pursuant to any of the provisions of
         Section XII below, or notice has been sent by one party to the other and received at least 30 days in advance of the expiration of the initial term, or any one year renewal term. Any such notice must be sent pursuant to and satisfy the provisions of Section XII,


                                   SECTION V.
                             OBLIGATIONS OF PATHWAYS

5.1      PATHWAYS SMART CARD ELECTRONIC SCRIP SYSTEM

         PATHWAYS shall deliver to SCRIP ADVANTAGE the right to use the PATHWAYS Smart Card Electronic Scrip System as defined in paragraph 3.5 above. The system will include the right of PNOs and PMs who choose to participate in that system to acquire from PATHWAYS all necessary terminal equipment including software installed on the terminal ready for installation at the locations of Nonprofit Organizations and Merchants who are enrolled as part of the SCRIP ADVANTAGE specific project, plus the right of members of PNOs to acquire Smart Cards programmed with the relevant part of the PATHWAYS Smart Card Electronic Scrip System and user data to enable members of the PNOs to use the PATHWAYS Smart Card Electronic Scrip System. The system shall also include access to the services of the PATHWAYS Processing Center, subject to the provisions of paragraph 6.4. Prices for purchase of terminals and with software installed are shown in Appendix No. 1, attached hereto and incorporated herein by reference. Fees for processing are also shown in Appendix No. 1. ACH fees, if any, shall be paid by SCRIP ADVANTAGE, and/or may be passed on to the specific PNO or PM, as agreed between SCRIP ADVANTAGE and the PNO or PM.

5.2      TERMINAL EQUIPMENT AND HARDWARE


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         PATHWAYS will program the PATHWAYS Smart Card Electronic Scrip System terminal equipment to be sold to PNOs AND PMs with all necessary software to perform the following functions and processes:

         a. the ability to read & credit electronic scrip value to, and deduct electronic scrip value from, the electronic scrip smart cards issued by SCRIP ADVANTAGE to members of the PNOs through the PNOS, and process all credit/debit card transactions introduced to the Electronic Smart Scrip terminals referenced above, provided the PM is able to obtain credit approval from a credit card depository.

         b. provide the ability of the PATHWAYS Processing Center to transmit the electronic transactions effected by each PNO from SCRIP ADVANTAGE.

         c. provide the ability to transmit all transaction information from the terminals to the PATHWAYS Processing Center;

         d. provide the ability of the PATHWAYS Processing Center to generate transaction summary reports for delivery to the PNOs and to receive from the PNOs their transaction records of sales of scrip to cardholders recorded by the PNOs terminal.

         e. provide for initiation of automatic transfer of funds by "ACH" transfer to a designated bank account of the PNO in the bank designated by the PNO on the time schedule provided in the written agreement between SCRIP ADVANTAGE and the PNO; See paragraph 6.2, a, below and Appendix No. 2, which is attached hereto and is hereby incorporated by reference.

         f. provide for initiation of automatic transfer of funds by "ACH" transfer to a designated bank account of the PM in the bank designated by the PM within 2 business days (not including weekends or holiday); See paragraph 6.3, a below and Appendix No. 3, which is attached hereto and is hereby incorporated by reference.

         g. provide periodic data to SCRIP ADVANTAGE in electronic form showing each electronic scrip smart card transaction in which any member of a PNO used the SCRIP ADVANTAGE Electronic Scrip Smart Card issued by the PNO.

5.3      TRAINING

         PATHWAYS will provide training to SCRIP ADVANTAGE personnel, and teach them to train personnel of the PNOs and PMs of SCRIP ADVANTAGE who enroll in the PATHWAYS Smart Card Electronic Scrip System in the use of the Terminals and Smart Cards; pursuant to the training program provisions described in Appendix No.
         4 attached hereto and incorporated herein by reference.

5.4      OPERATIONS MANUAL

         PATHWAYS will provide an Operations Manual which describes the functions, uses and operations of the PATHWAYS Smart Card Electronic Scrip System terminal equipment and the processing and uses of the Smart Card with the terminal, and the interface with PATHWAYS Processing Center.

5.5 REGISTRATION FORMS AND EXPLANATORY MATERIALS FOR PARTICIPATING PNOs AND PMS AND MEMBERS OF PARTICIPATING PNOs

         PATHWAYS will provide, to SCRIP ADVANTAGE, its PNOs and PMs and members of PNOs the necessary registration forms, and explanatory materials to facilitate the enrollment of PMs, PNOs, and


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         members of PNOs to be used to implement the PATHWAYS Smart Card
         Electronic Scrip System in cooperation with SCRIP ADVANTAGE.

                                   SECTION VI.
                         OBLIGATIONS OF SCRIP ADVANTAGE
                 RE: IMPLEMENTATION AND OPERATION OF THE SYSTEM

6.1      SUPPLY OF DATA: DIRECT

         SCRIP ADVANTAGE will provide to PATHWAYS all data and information concerning:

                  a. Name of each PNO participating in a scrip program with SCRIP ADVANTAGE, with address and current telephone and facsimile numbers, and the name(s) of the person(s) with authority to act on behalf of each PNO, located in the geographic region of this specific project; and

                  b. Name of each PM participating in a scrip program with SCRIP ADVANTAGE with the address of each business location of the PM, and the current telephone and facsimile numbers of each business location, and the name(s) of the person(s) with authority to act on behalf of each PM at each business location located in the geographic region of this specific project.

                  c. Provide the name of bank, the bank account number and any other information concerning specific bank account of SCRIP ADVANTAGE to be used to transfer funds between SCRIP ADVANTAGE and the PNOs and PMs by "ACH" transfer, and any other information required to configure the software to make such transfers.

6.2      CONTRACT BETWEEN SCRIP ADVANTAGE AND PNO - SUPPLY OF DATA
         INDIRECT FROM PNOS

         SCRIP ADVANTAGE shall cause each PNO which agrees to participate in the PATHWAYS Smart Card Electronic Scrip System under the sponsorship of SCRIP ADVANTAGE to meet the following requirements of participation in this specific project:

                  a. Sign an Agreement between SCRIP ADVANTAGE and the PNO, the form and content of which shall be substantially similar to Appendix No. 2, form No. 9701A, which is attached hereto and incorporated by reference. However, SCRIP ADVANTAGE and Pathways acknowledge that there many be need to adjust or rewrite the agreement shown at appendix #2, and agree to do so where necessary.

                  b. Provide other information as may be required by PATHWAYS to configure the software on individual terminals and the individual member's Smart Cards, facilitate payment by "ACH" transfer, or other processing requirements.

6.3         CONTRACT BETWEEN SCRIP ADVANTAGE AND PM - SUPPLY OF DATA
            INDIRECT FROM PMS.

            SCRIP ADVANTAGE shall cause each PM which agrees to participate in the PATHWAYS Smart Card Electronic Scrip System under the sponsorship of SCRIP ADVANTAGE to meet the following requirements of participation in this specific project:


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                  a.       Sign an Agreement between SCRIP ADVANTAGE and the PM,
                           the form and content of which shall be substantially similar to Appendix No. 3, form No. 9701B, which is attached hereto and incorporated by reference. However, SCRIP ADVANTAGE and Pathways acknowledge that there many be need to adjust or rewrite the agreement shown at appendix #3, and agree to do so where necessary.

                  b. Provide other information as may be required by PATHWAYS to configure the software on individual terminals, facilitate payment by "ACH" transfer, or other processing requirements.

6.4      TELEPHONIC ACCESS LINES TO TERMINALS

         Access between each Smart Card Terminal placed with SCRIP ADVANTAGE, if any, or with any PNO and any PM shall be facilitated by that particular user of the Smart Card Terminal providing connection(s) to telephone lines for the Smart Card Terminal(s) used. The number of connections and telephone access lines shall be suitable, taking into consideration the number of Smart Card Terminals for which the access connection is provided. The access connection to the Smart Card Terminals must be available on an as needed basis, each day of each year. The expense of installation, if any, and the cost of service, if any, shall be borne by the particular operator of the Smart Card Terminal.

                                  SECTION VII.
                      IMPLEMENTATION OF PATHWAYS SMART CARD
                    ELECTRONIC SCRIP SYSTEMS - BASIC PROJECT

7.1      INITIAL DATA BASE

         SCRIP ADVANTAGE shall provide to PATHWAYS the data described in paragraph 6.1 a and b. After receipt of that data from SCRIP ADVANTAGE, PATHWAYS will promptly develop a data base from which SCRIP ADVANTAGE and PATHWAYS will proceed with the other implementation steps described in the paragraphs below.

7.2 SCRIP ADVANTAGE and PATHWAYS will agree upon an acceptable graphics design for the Smart Card which will have on it:

                  a. the name and/or logo of SCRIP ADVANTAGE displayed as a primary sponsor;
                  b.       the name or logo of PATHWAYS as the card provider;
                  c. an attractive picture or other graphic selected by mutual agreement of the parties.
                  d. Such instructions and other information as is usual and customary for facilitating the use of the Smart Card, including a contact telephone number for SCRIP ADVANTAGE.

7.3      PNO MEETING(S)

         SCRIP ADVANTAGE and PATHWAYS will agree on which PNOs shall be invited to a meeting sponsored by SCRIP ADVANTAGE for the purpose of introducing and explaining to the PNOs the PATHWAYS Smart Card Electronic Scrip System, including its benefits, namely its versatility, ease of use, security and reduction of time consuming paperwork; as well as the basis of its functions, operation, costs, and how funds are generated for the PNOs. SCRIP ADVANTAGE and PATHWAYS will enroll those PNOs who desire to participate in the SCRIP ADVANTAGE sponsored PATHWAYS Smart Card Electronic Scrip Program using a contract form substantially similar to Appendix #2, which is attached hereto and is hereby incorporated by reference.

7.4      SOLICITATIONS OF PMs


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         SCRIP ADVANTAGE and PATHWAYS will agree on which PMs should be solicited, and which other Merchants who are not PMs should be solicited to participate in the SCRIP ADVANTAGE sponsored electronic scrip program using the PATHWAYS Smart Card Electronic Scrip System; and agree upon a program of individual solicitations of each PM or other Merchant; and if feasible, group meetings for solicitation of Merchants in special geographic areas, or Merchants who market specific kinds of goods or services. Initially, PATHWAYS will participate in all such individual and group solicitations so as to be assured that the technical and practical aspects of the PATHWAYS Smart Card Electronic Scrip System and its operation are fully and correctly understood. As representatives of SCRIP ADVANTAGE become more familiar with the technical and practical aspects of the PATHWAYS Smart Card Electronic Scrip System, it is the intent and expectation of the parties that there will be a gradual phasing out of the need for participation by PATHWAYS representatives in the solicitation of PMs or other Merchants who are not yet PMs except in unusual circumstances in which the nature or scope or importance of the solicitation justifies the participation of one or more PATHWAYS representatives.

7.5      SOLICITATION OF MEMBERS OF PNOs

         SCRIP ADVANTAGE, and PATHWAYS, and each PNO shall agree upon a suitable method of presenting the SCRIP ADVANTAGE sponsored PATHWAYS Smart Card Electronic Scrip Program to its members, either by a presentation at one or more meetings, or by bulk mailings or both.


                                  SECTION VIII.

         OWNERSHIP OF INTELLECTUAL PROPERTY AND PROPRIETARY INFORMATION;
        CONFIDENTIALITY AND NONDISCLOSURE; LIMITS OF USE; AND RETURN UPON
                            TERMINATION OF AGREEMENT.

8.1      SOFTWARE, CONCEPTS AND DESIGNS

         PATHWAYS owns and shall continue to own all software, concepts and designs on which the functions and operations of the PATHWAYS Smart Card Electronic Scrip System are based, and all further developments, improvements and enhancements of the software, concepts and design by which functions and operations of the PATHWAYS Smart Card Electronic Scrip System is modified or improved including but not limited to documents, memoranda, booklets, instruction sheets and manuals, displays and graphics, whether in all printed, written or electronic form, developed by PATHWAYS to explain, promote and/or market the PATHWAYS Smart Card Electronic Scrip System. SCRIP ADVANTAGE hereby acknowledges the ownership of PATHWAYS of all software, concepts and designs on which the functions and operations of the PATHWAYS Smart Card Electronic Scrip System are based, and all documents, memoranda, booklets and instruction sheets, manuals, displays and graphics, whether in printed, written or electronic form, described in this paragraph.

8.2      LICENSE TO USE SOFTWARE

         The software included on the Smart Card Terminals and the Smart Cards shall be licensed to the authorized users of the Terminals and Cards for the limited purpose of permitting the authorized users to participate in the PATHWAYS Smart Card Electronic Scrip System sponsored by SCRIP ADVANTAGE. The limited license will be issued to each authorized terminal user at the time the user acquires ownership or other authorized possession of the terminal. The limited license will be issued to each authorized card user when the card is issued to that user.


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8.3      PROHIBITION AGAINST COPYING AND REVERSE ENGINEERING OF SOFTWARE OR
         EQUIPMENT OR CARDS

         The parties agree that neither SCRIP ADVANTAGE nor anyone acting with authorization of SCRIP ADVANTAGE shall attempt to copy, compile, de-compile, disassemble or reverse engineer the Smart Card Terminals, the Smart Cards, or the Software installed on any of the Smart Card Terminals, or Smart Cards provided by PATHWAYS to anyone who participates in this project. Any licenses issued pursuant to paragraph
         8.2 shall expressly provide that no one shall be authorized to copy, compile, de-compile, disassemble or reverse engineer the computer software or hardware included in the terminals or cards.

8.4 CONFIDENTIALITY AND NONDISCLOSURE OF PATHWAYS INTELLECTUAL PROPERTY AND PROPRIETARY INFORMATION; LIMITS OF RIGHT TO USE; RETURN UPON TERMINATION OF AGREEMENT

         All trade names, trademarks, service marks, copyrights and licenses from third parties for the use of trademarks, service marks, copyrights, or patents, and all software, concepts and designs on which the functions and operations of the PATHWAYS Smart Card Electronic Scrip System are based, and all further developments, improvements and enhancements of the software, concepts and design by which functions and operations of the PATHWAYS Smart Card Electronic Scrip System is modified or improved including but not limited to documents, memoranda, booklets, instruction sheets and manuals, displays and graphics, whether in all printed, written or electronic form, developed by PATHWAYS to explain, promote and/or market the PATHWAYS Smart Card Electronic Scrip System are agreed to be proprietary and confidential and shall not be disclosed by SCRIP ADVANTAGE to any entity or person(s) except to the extent authorized by PATHWAYS, or as part of the implementation of this project or promotion of future projects between SCRIP ADVANTAGE and PATHWAYS. All trade names, trademarks, service marks, copyrights and licenses from third parties for the use of trademarks, service marks, copyrights or patents and all software, concepts and designs and copies of same, owned by PATHWAYS shall be returned to PATHWAYS upon termination of this agreement, and no copies shall be retained or used by SCRIP ADVANTAGE thereafter, except to the extent necessary to access its business records related to this agreement .

8.5 CONFIDENTIALITY AND NONDISCLOSURE OF SCRIP ADVANTAGE INTELLECTUAL PROPERTY AND PROPRIETARY INFORMATION; LIMITS OF RIGHT TO USE; RETURN UPON TERMINATION OF AGREEMENT

         All trade names, trademarks, service marks, and copyrights now owned or hereafter owned by SCRIP ADVANTAGE, and all information contained in the existing data base or the additions of information to the data base as a result of this project, and records of SCRIP ADVANTAGE, which are disclosed by SCRIP ADVANTAGE to PATHWAYS for use in and adaptation of the PATHWAYS Smart Card Electronic Scrip system to market and use electronic scrip in SCRIP ADVANTAGE' Business are agreed to be proprietary and confidential intangible property of SCRIP ADVANTAGE, and shall not be disclosed by PATHWAYS to any entity(ies) or person(s) except to the extent authorized by SCRIP ADVANTAGE or as a part of the implementation of this project or promotion of future projects between SCRIP ADVANTAGE and PATHWAYS. All trade names trademarks service marks, copyrights, and information in the database and information from the records of SCRIP ADVANTAGE owned by SCRIP ADVANTAGE, shall be returned to SCRIP ADVANTAGE upon termination of this agreement, and no copies shall be retained or used by PATHWAYS thereafter, except to the extent necessary to access its business records related to this agreement


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                                   SECTION IX.
                 LIMITED WARRANTIES - DISCLAIMER - PASS THROUGH

9.1      LIMITED WARRANTIES

         EXCEPT AS EXPRESSLY SET FORTH BELOW, ALL EQUIPMENT, PRODUCTS, AND SERVICES ARE DELIVERED "AS IS", WITHOUT WARRANTY OF ANY KIND.

         A. PATHWAYS warrants that the Licensed Programs will conform to PATHWAY'S specifications in effect on the date of delivery to SCRIP ADVANTAGE, or its PNOs OR PMs for the period of twelve
                  (12) months from the date of delivery. PATHWAYS shall have no responsibility to update or otherwise maintain the Licensed Programs except that, in the case of Licensed Program errors which are caused by PATHWAYS and which SCRIP ADVANTAGE or its PNOs or PMs discover, substantiate, and report in writing to PATHWAYS during such warranty period, PATHWAYS shall make reasonable efforts promptly to produce and deliver to SCRIP ADVANTAGE or its PNOs or its PMs a corrected version of the portion of Licensed Programs involved. During the applicable warranty period, PATHWAYS will make available updates to the Licensed Programs which PATHWAYS generally releases without charge (other than a handling charge) to all purchasers of the Product to which Licensed Program updates apply. In no event shall PATHWAYS have any obligation or responsibility arising from this Agreement to correct any data base errors or transaction errors without charge, if such errors are caused by misuse of the Smart Card Terminals or input errors by SCRIP ADVANTAGE, or its PNOs or its PMs or any other user. PATHWAYS will attempt to correct data base errors or transaction errors caused by SCRIP ADVANTAGE upon request by SCRIP ADVANTAGE, and the agreement of SCRIP ADVANTAGE to pay for the correction service(s).

         B. Any Smart Card Terminal Equipment and Smart Cards delivered to SCRIP ADVANTAGE, or its PNOs or PMs pursuant to this Agreement shall be warranted as to materials and workmanship only by the manufacturer pursuant to warranties passed through to SCRIP ADVANTAGE, or the PNOs or the PMs who acquire the Smart Card Terminals or Smart Cards.


9.2      PASS THROUGH OF OTHER MANUFACTURER WARRANTIES.

         The PATHWAYS Smart Card Electronic Scrip System includes some equipment and certain basic software not manufactured or designed or programmed by PATHWAYS. Such items include but are not limited to the Smart Card Terminals and the Smart Cards. PATHWAYS has received limited warranties from the manufacturers of such items. Those are limited warranties of short duration with disclaimers and limitation of liability and damages. Such warranties will be passed through to the purchasers and users of the Smart Card Terminals and Smart Cards.

9.3      DISCLAIMER OF ALL OTHER WARRANTIES.

         PATHWAYS SPECIFICALLY DISCLAIMS THAT IT HAS MADE OR DOES MAKE ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED, AS TO THE
         MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR ANY OTHER PURPOSE EXCEPT AS STATED IN WRITING IN PARAGRAPH 9.1 AND WITH RESPECT TO PASS THROUGH OF MANUFACTURERS' WARRANTIES IN PARAGRAPH 9.2.

9.4      LIMITATION OF LIABILITY AND DAMAGES


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         PATHWAYS SHALL NOT BE LIABLE FOR CONSEQUENTIAL DAMAGES WHETHER
         DESCRIBED AS DIRECT OR INDIRECT; OR SPECIAL DAMAGES; OR DAMAGES FOR LOSS OF REVENUES OR LOSS OF DATA; OR LOSS OF BUSINESS OR BUSINESS OPPORTUNITIES, NOR PUNITIVE DAMAGES. THE MAXIMUM AMOUNT OF DAMAGES RECOVERABLE SHALL BE THE PRICE PAID FOR SPECIFIC PRODUCTS OR SPECIFIC SERVICES OR THE SPECIFIC TRANSACTION ASSERTED TO BE FAULTY BY THE CLAIMANT, WHETHER THE CLAIMANT BE SCRIP ADVANTAGE OR A PNO OR A PM.

9.5 ALL LICENSES AND AGREEMENTS BETWEEN SCRIP ADVANTAGE AND ITS PNOS AND PMs TO INCLUDE PARAGRAPHS 9.1 - 9.4 INCLUSIVE

         All licenses and agreements between SCRIP ADVANTAGE and its PNOs and PMs with respect to products and services, including but not limited to licensed programs and service shall contain the foregoing limited warranty language, disclaimers, limitation of liability and damages of paragraphs 9.1 - 9.4 inclusive.


                                   SECTION X.
                               DISPUTE RESOLUTION

10.1    AGREEMENT FOR MEDIATION OF DISPUTES; THEN ARBITRATE DISPUTES: EXCEPTIONS

         If any dispute shall arise between SCRIP ADVANTAGE and PATHWAYS concerning this Agreement, its meaning, or any subject related to the making, performance or termination of this Agreement then the parties agree that, except as may otherwise be specifically provided in this Agreement, all such disputes shall be referred to mediation, and if the dispute(s) are not resolved by mediation, then the dispute(s) shall be referred to binding arbitration, as more specifically provided below. Claims, if any, by PATHWAYS claiming infringement of trade secrets, copyrights, patents or trademarks shall be excluded from this Section XI, and all paragraphs thereof; and such claims, if any, may be brought in any state or federal court with appropriate jurisdiction and venue.

10.2     MEDIATION OF DISPUTE(S)

         The parties hereby agree to use mediation services located in Santa Rosa, California, and to attend mediation proceedings held in Santa Rosa, California. The mediation is to be non-binding unless otherwise agreed in writing by the parties. If the parties are unable to agree upon the choice of mediator or mediation service, then either party may apply to the Superior Court of Sonoma County requesting the Court to order mediation and appoint a mediator or mediation service located in Santa Rosa, California, to mediate the dispute(s) in Santa Rosa, California, in fulfillment of this provision. The rules and procedures for mediation shall be determined by the mediator or mediation service and provided to each party prior to the first mediation meeting. Any final resolution of the dispute(s), if any, shall be stated in writing and signed by both parties. The parties shall each pay one-half of the costs, expenses, and fees of the mediator or mediation service. Each party shall pay for its own legal, accounting or other expenses incurred in connection with the mediation.

10.3     NOTICES RE: MEDIATION

         If any party issues a written request for mediation, then a copy of such request must state:

         1)       Name of Requesting Party;
         2)       Name of  other Party in the Dispute(s);

         3) Brief Description of the nature and scope of the dispute(s), and how such dispute(s) relate to this Agreement;

         4)       The relief or resolution requested by the requesting party;

         5) The reference to this Agreement, Section XI, paragraph 11.2, above concerning mediation.

         Such request shall be sent to the mediator or mediation service with a copy of the request to the other party in the dispute. The original request and the copy of the request shall each be sent by certified mail, first class postage prepaid, with return receipt requested, properly addressed respectively to the mediator or mediation service.

10.4     BINDING ARBITRATION TO RESOLVE DISPUTE(S)

         If the parties are unsuccessful in resolving their dispute(s) through mediation, as provided in paragraph 11.2 above, then either party may apply to the American Arbitration Association for arbitration of the dispute pursuant to the American Arbitration Association Rules applicable to Commercial Disputes. The site of the arbitration shall be Santa Rosa, California. The arbitration shall be conducted pursuant to the American Arbitration Association Rules applicable to Commercial disputes. The party who petitions or applies for arbitration shall pay all initial costs and fees required by the American Arbitration Association to commence the arbitration procedures. There shall be one arbitrator appointed, who shall be an attorney with experience in commercial disputes. The arbitrator shall have authority to award actual damages to the extent permitted by this Agreement; but under no circumstances shall have the authority or power to award punitive damages. The arbitrator may award a reimbursement of all costs and expenses, including accounting fees and expenses, expert witness fees and a reasonable attorney's fee. The arbitrator's findings, conclusions, and award may be filed in Superior Court of Sonoma County, and judgment entered based thereon unless the arbitrator's award is appealed within the time provided and on the limited grounds permitted by California Law. Once an award and judgment has become final it may be enforced by legal remedies.

                                   SECTION XI.
                         EARLY TERMINATION OF AGREEMENT

11.1 EARLY TERMINATION BASED ON ADVANCEMENT OF TECHNOLOGY OR COST CONSIDERATION; AND RIGHT OF FIRST REFUSAL

         A. If SCRIP ADVANTAGE receives a bona fide proposal in writing by another supplier of a system based on advancement of technology, or based on improved profitability to SCRIP ADVANTAGE or its PNOs, then SCRIP ADVANTAGE shall be entitled to give 90 days advance written notice of early termination of this Agreement, provided that a complete copy of the bona fide written proposal by another supplier is delivered to Pathways with the written notice.

         B. Upon receipt of the written notice of early termination, and a complete copy of the written proposal from another supplier, based on paragraph 12.1,A, then Pathways shall have a right of first refusal to equal the proposal of the other supplier by delivery of a written proposal, within 90 days after receipt by Pathways of the written notice of termination and the complete copy of the written proposal from another supplier. If Pathways does not equal the proposal of the other supplier, then SCRIP ADVANTAGE may proceed at that time to terminate this agreement, including provisions for final accounting between Pathways and SCRIP ADVANTAGE.

         C. The provisions of paragraphs 12.1, A and 12.1,B are not subject to the requirements of paragraphs 11.1 through 11.4 and 12.2 or 12.3.

11.2     PRECONDITION TO EARLY TERMINATION

         Any party who desires to terminate this Agreement prior to the expiration of the initial term of three years, or prior to the expiration of any one year renewal term shall first have attempted to resolve any disputes by giving notice of mediation and willingness to participate in mediation, pursuant to paragraph 11.2 and 11.3. If mediation does not resolve the dispute, then the party shall proceed to arbitration pursuant to paragraph 11.4, and shall request specific findings and conclusions by the arbitrator that (1) this Agreement has been materially breached; and (2) the party by the material breach is entitled to early termination of this Agreement as one of its remedies. If all of these preconditions have been fulfilled, then the aggrieved party may give notice of early termination as provided below.

11.3     NOTICE OF EARLY TERMINATION

         Any party entitled to early termination of this Agreement as provided in paragraph 12.2 above shall send written notice to the other party of intention to terminate this Master Project Agreement on a specific date not less than 90 days after receipt of the notice by the receiving party. The written notice shall be addressed to the Chief Executive Officer of the receiving party, at the address provided below for written notices. The notice shall expressly state the basis for termination by reference to the Arbitrator's findings and conclusions of material breach and entitlement to early termination. Any such notice shall meet all requirements in Section XIII, below.


                                  SECTION XII.
                                     NOTICES

12.1     METHOD OF DELIVERY OF NOTICES

         All notices required by this Agreement shall be in writing and delivered either in person, or by messenger, or by registered or certified first class mail with return receipt requested, postage prepaid, sent to the last known address of the party to receive the notice.

12.2     EFFECTIVE DATE OF DELIVERY

         Notices sent pursuant to paragraph 13.1 shall be deemed delivered at the earliest of the following:

                  a.       When actually received; or
                  b. On the fifth full business day after mailing of the notice by registered or certified mail with return receipt requested and postage prepaid.

12.3     ADDRESSES FOR NOTICES

         The current address for notices sent to the respective parties pursuant to paragraph 13.1 are:



         SCRIP ADVANTAGE, INC.              THE PATHWAYS GROUP, INC.
         -----------------------------      1221 N. Dutton, Avenue
         Fresno, CA 93711                   Woodinville, WA  980872


         These addresses for notice purposes may be changed by written notice given in accordance with this paragraph.

                                  SECTION XIII.
                            MISCELLANEOUS PROVISIONS

13.1     APPLICABLE LAW

         This Agreement is made pursuant to California law including choice of law rules, and applicable federal law and regulations if appropriate to the meaning of these provisions concerning federal tax exempt status.

13.2     ENTIRE AGREEMENT; AMENDMENTS

         This is intended by the parties to be the entire Agreement between the parties. All prior oral or written statements, negotiations and representations are hereby deemed to be superseded by this written agreement. This Agreement can be amended only by a written amendment or other written agreement signed by both parties.


DATED: effective 6-19-98


SCRIP ADVANTAGE, INC.                       THE PATHWAYS GROUP, INC.


By                                          By
  --------------------------------            ---------------------------------
  Robert Coyle, President                     CAREY F. DALY II, President & CEO

                                 APPENDIX NO. 1

                                COST SCHEDULE FOR
                          EQUIPMENT, GOODS AND SERVICES



1.  PATHWAYS Smart Card Electronic Scrip Terminal, fully programmed for a specific Participating Nonprofit Organization including identification of the PNO, with security and transaction capabilities . . . . . . . . .  $ 1,025.00


2.  PATHWAYS  Smart  Card  Electronic   Scrip  Terminal  fully  programmed
    for a specific Participating Merchant including identification of the
    PM, with security and transaction capabilities. . . . . . . . . . . . .   $ 1,025.00


3.  Fulfillment fee for SCRIP ADVANTAGE/PATHWAYS Electronic Scrip Smart
    Card for each specific member of a specific PNO, fully programmed with identification of both the individual member and the issuing PNO, with
    security and transaction capabilities . . . . . . . . . . . . . . . . .   $    10.00


4.  PATHWAYS  Processing  Center  Fees:  per  transaction,  i.e.  each and every electronic transfer of funds to or from any terminal, or any
    card, including each upload or download of data . . . . . . . . . . . .   $      .35


5.  Periodic electronic data summary issued to SCRIP ADVANTAGE, INC. as
    provided in paragraph 5.2, g  . . . . . . . . . . . . . . . . . . . . .   NO CHARGE

6. If any additional data summary(ies) is/are required to be produced by PATHWAYS in segregated parts for use by SCRIP ADVANTAGE, or its PNOs or its PMs an additional processing fee shall be agreed upon between the parties for the additional processing.


                                 APPENDIX NO. 2

                                 SCRIP ADVANTAGE
                           STANDARD TERMS OF AGREEMENT
                   WITH PARTICIPATING NONPROFIT ORGANIZATIONS

 ------------------------------------------------------------------------------

         This Agreement entitled SCRIP ADVANTAGE STANDARD TERMS OF AGREEMENT WITH PARTICIPATING NONPROFIT ORGANIZATIONS is made between the SCRIP ADVANTAGE, INC. a corporation, hereinafter referred to as "SCRIP ADVANTAGE" and ____________________, a ____________, hereinafter referred to by name or as
"Participating Nonprofit Organization or PNO." This Agreement shall be referred to hereinafter as the "SCRIP ADVANTAGE/PNO Agreement."

1.       RECITALS

         1.1 Whereas, SCRIP ADVANTAGE has used and promoted the use of gift certificates in its scrip program through SCRIP ADVANTAGE' Participating Nonprofit Organizations (PNOs) for several years;

         1.2 Whereas, SCRIP ADVANTAGE, in cooperation with its Participating Nonprofit Organizations wishes to modernize its scrip program by use of modern electronic and computerized systems for sale and use of electronic scrip;

         1.3 Whereas, SCRIP ADVANTAGE has arranged with The Pathways Group, Inc., hereinafter "PATHWAYS," for the use of the PATHWAYS Smart Card System by which electronic scrip is placed on smart cards sponsored and issued by SCRIP ADVANTAGE through its PNOs for use with merchants who sign agreements with SCRIP ADVANTAGE as Participating Merchants, hereinafter sometimes referred to as "PMs."

         1.4 Whereas SCRIP ADVANTAGE and the undersigned PNO desire to make an agreement between them so that the PNO may participate in SCRIP ADVANTAGE' modernized scrip program utilizing the PATHWAYS Smart Card System(s);

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

2.       PURPOSE

         The purpose of this Agreement is to facilitate the use of the PATHWAYS Smart Card System utilizing electronic scrip on smart cards issued by SCRIP ADVANTAGE to the PNO's members through the PNO to supplement the current Scrip program.

3.       AGREEMENTS OF SCRIP ADVANTAGE

         3.1 SCRIP ADVANTAGE agrees to provide to the PNO through PATHWAYS, a fully programmed smart card terminal and other services as specified in Exhibit A. The smart card terminal and other services will perform the following functions:

                  a. the ability to read, credit electronic scrip value to, and deduct electronic scrip value from, the electronic scrip smart cards issued by SCRIP ADVANTAGE to members of the PNO through the PNO.

                  b. provide the ability of SCRIP ADVANTAGE to transmit from its terminal to the electronic scrip purchased by the PNO from SCRIP ADVANTAGE, as provided in paragraph 3.2 below.

                  c. provide the ability of SCRIP ADVANTAGE to transmit transaction summary reports to the PNO through its terminal and to receive from the PNOs transaction summary reports recorded by the PNO's terminal.

                  d. provide the ability to transmit all transaction information to a PATHWAYS Processing Center;

                  e. provide for an automatic transfer of funds by "ACH" transfer to a designated bank account of the PNO in the bank designated by the PNO within 2 business days (not including weekends or holiday);

                  f. provide monthly periodic reports pursuant to subparagraph
                  3.8 below, showing each electronic scrip smart card transaction in which any member of the PNO used the electronic scrip smart card issued by SCRIP ADVANTAGE.

         3.2 SCRIP ADVANTAGE will provide to the PNO, pursuant to a purchase order from the PNO the full value of electronic scrip upon payment in verified funds by the PNO, of ______% of the value of the electronic scrip ordered by the PNO, (i.e. the PNO will purchase electronic scrip initially at a _____% discount.) SCRIP ADVANTAGE will transmit to the PNO the full value of the electronic scrip, as stated in the purchase order, within 8 business day hours of receipt of the verified funds. The electronic scrip will be transmitted to and recorded in the electronic smart card terminal, for immediate use by the PNO with its members for the purpose of crediting electronic scrip smart cards as each member purchases scrip from the PNO.

         3.3 SCRIP ADVANTAGE, through PATHWAYS will provide training in the use of the electronic scrip smart card terminal, and the issuance and use of electronic scrip smart cards, and an operations manual explaining the use of the electronic scrip smart card terminal without charge to the PNO.

         3.4 SCRIP ADVANTAGE will provide to the PNOs, without charge, the registration materials to be used for enlistment of its members in SCRIP ADVANTAGE electronic scrip smart card program using the PATHWAYS Smart Card System. The materials will explain the use of the electronic scrip smart card, and any membership enrollment charges which may be required to cover initial costs.

         3.5 SCRIP ADVANTAGE will provide to each member of the PNOs who enrolls in the electronic scrip smart card program, and pays the enrollment fee, an electronic scrip smart card which will be personalized for use by that member. The electronic scrip smart card will be rechargeable (reusable) with electronic scrip; and will be usable to pay for the goods and services at every place of business which has signed to a contract by SCRIP ADVANTAGE as a PM.

         3.6 SCRIP ADVANTAGE will provide to the PNOs a periodically updated list of SCRIP ADVANTAGE' PMs for use by the PNOs for its own records.

         3.7 On the 20th day of each calendar month SCRIP ADVANTAGE shall deposit by "ACH" transfer to the designated bank account of the PNOs, any surplus discounts obtained by SCRIP ADVANTAGE from its PMs on the specific transactions made by all members of this PNOs during the prior calendar month.

         3.8 On or before the 20th day of each calendar month SCRIP ADVANTAGE, through PATHWAYS shall deliver to the PNOs a complete list and summary of all purchase transactions made by members of the PNOs using the electronic scrip smart cards issued to them. The summary shall include the total discount(s) obtained by SCRIP ADVANTAGE from each PM, less the discount already received by the PNOs when it purchased the electronic scrip as provided in paragraph 3.2 above, and less the administrative charges of SCRIP ADVANTAGE for providing these services to the PNOs.

         4.       AGREEMENTS OF PNOS

         4.1 PNO agrees to provide an access telephone line, at its own expense, and without expense to SCRIP ADVANTAGE or its designated equipment and service provider, to which the electronic scrip smart card terminal shall be connected on an "as needed" basis to transmit and receive electronic scrip and any other information appropriate and reasonably necessary for the functioning of SCRIP ADVANTAGE' electronic scrip smart card program.

         4.2 PNO agrees to provide to SCRIP ADVANTAGE the name and branch of its designated bank, the account name, account number, and a copy of its deposit slip for that account so as to facilitate the transfer by SCRIP ADVANTAGE of funds to the PNO by "ACH" transfer as provided for in Paragraph 3.7, above.

         4.3 The value of the Smart Scrip Card Terminal with related software, as provided by SCRIP ADVANTAGE to the PNOs is $________, which will be acquired by arrangements between the PNO and PATHWAYS by cash purchase or by leasing, or other financing arrangement.

         4.4 The PNO agrees to protect the Smart Scrip Card Terminal from damage arising from intentional or negligent misuse for purpose for which it is not designed or intended. In addition PNO agrees that if the Smart Scrip Card Terminal is damaged while in the possession of the PNO so that it will not function correctly for any reason other than ordinary wear and tear, or failure of parts not arising from misuse, then the PNO shall pay for the repairs to make the Smart Scrip Card Terminal function correctly, such repairs must be performed by a repair facility approved by SCRIP ADVANTAGE.

         4.5 The PNO agrees to replace at full value the Smart Scrip Card Terminal if it is lost, stolen, or damaged beyond repair by fire, or water, or other physical casualty or misuse.

5.       DURATION AND TERMINATION OF AGREEMENT

         5.1 Duration. This Agreement shall be for the term of _____ year(s) and shall automatically renew for one year, from year to year until terminated by either party.

         5.2 Termination for Cause. This Agreement may be terminated by either party "for cause," for the following reasons if the procedures stated in paragraph 5.3 are followed:

                  a. For default by a party for failure to perform one or more of the obligations of that party as stated in the Agreement.

         Upon termination, a final accounting and payment shall be provided to the PNOs as provided for in paragraphs 3.7 and 3.8.

         5.3 Notice of Termination for Cause. If either party believes it has a basis for termination of this Agreement for cause which it wishes to exercise, it must first send a written notice to the other party giving notice of the intent to terminate this agreement for cause, and stating briefly the reason(s) for such termination for cause. The party receiving the notice of termination for cause shall have 30 days after receipt of the written notice to cure or find a cure for the cause stated in the written notice. If the cause stated is immediate jeopardy of the loss of the tax exempt status of either party then this Agreement shall be suspended during the 30 day period. The written notice(s) shall be delivered pursuant to Section 7, and paragraph 7.1 below.

         5.4 Termination Without Cause. If either party desires to terminate this Agreement without cause, it shall send written notice to the other party 120 days in advance of the intended termination date, stating that the sending party intends to terminate this Agreement on the specific date certain stated in the notice, which must be at least 120 days after delivery of the notice. The written notice shall be delivered pursuant to Section 7 and paragraph 7.1 below. Upon the expiration of notice period, the Agreement shall terminate. Upon termination, the electronic scrip and terminal provided to PNO as identified below shall be returned to SCRIP ADVANTAGE, and a final accounting and payment shall be provided to the PNO as provided for in paragraphs 3.7 and 3.8.

6.       NOTICES

         6.1 Method of Delivery of Notices. All notices required by this Agreement shall be in writing and delivered either in person, or by messenger, or by registered or certified first class mail with return receipt requested, postage prepaid, sent to the last known address of the party to receive the notice.

         6.2 Effective Date of Delivery. Notices sent pursuant to paragraph 7.1 shall be deemed delivered at the earliest of the following:

                  a. When actual received; or

                  b. On the fifth full business day after mailing of the notice by registered or certified mail with return receipt requested and postage prepaid.

         6.3 Addresses for Notices. The current address for notices sent to the respective parties pursuant to paragraph 6.1 are:

         [Name of PNO]                      SCRIP ADVANTAGE, Inc.
         [Address]                          -----------------------
                                            -----------------------

         These addresses for notice purposes may be changed by written notice given in accordance with this paragraph.

7.       MISCELLANEOUS PROVISIONS

         7.1      Applicable Law.

                  This Agreement is made pursuant to California law including choice of law rules, and applicable federal law and regulations if appropriate to the meaning of these provisions concerning federal tax exempt status.

         7.2      Dispute Resolution by Binding Arbitration.

                  If any dispute shall arise between SCRIP ADVANTAGE and PNO concerning this Agreement, its meaning, or any subject related to the making, performance or termination of this Agreement then the parties agree that all such disputes shall be referred to binding arbitration, as more specifically provided below. Either party may apply to the American Arbitration Association for arbitration of the dispute pursuant to the American Arbitration Association Rules applicable to Commercial Disputes. The site of the arbitration shall be Fresno, California, unless otherwise agreed by the parties. The arbitration shall be conducted pursuant to the American Arbitration Association Rules applicable to Commercial disputes. The party who petitions or applies for arbitration shall pay all initial costs and fees required by the American Arbitration Association to commence the arbitration procedures. There shall be one arbitrator appointed, who shall be an attorney with experience in arbitration of commercial disputes. The arbitrator shall have authority to award actual damages to the extent permitted by this Agreement; but under no circumstances shall have the authority or power to award punitive damages. The arbitrator may award a reimbursement of all costs and expenses, including accounting fees and expenses, expert witness fees and a reasonable attorney's fee. The arbitrator's findings, conclusions, and award may be filed in Superior Court in the County where the arbitration occurs and judgment entered based thereon unless the arbitrator's award is appealed within the time provided and on the limited grounds permitted by California Law. Once an award and judgment has become final it may be enforced by legal remedies.

         7.3      Entire Agreement; Amendments.

                  This is intended by the parties to be the entire Agreement between the parties. All prior oral or written statements, negotiations and representations are hereby deemed to be superseded by this written Agreement. The Agreement can be amended only by a written amendment or other written agreement signed by both parties.





Smart Scrip Card Terminal (_______,________)  Serial number:___________________


Dated: ______________, 199___.


PNO:_____________________________           SCRIP ADVANTAGE, Inc.
                  Name of PNO



By_________________________________         By___________________________
    (Print Name of Authorized
     Signature)


------------------------------------
                                     TITLE OR POSITION

                                    EXHIBIT A
            Attachment to SCRIP ADVANTAGE Standard Terms of Agreement
                   With Participating Non Profit Organization



         SCRIP ADVANTAGE, INC. (SCRIP ADVANTAGE) hereby identifies and names THE PATHWAYS GROUP, INC. hereinafter referred to as PATHWAYS, as SCRIP ADVANTAGE' service and technology provider for the Smart Card System and Services to be provided with respect to the SCRIP ADVANTAGE Standard Terms of Agreement with NPOs, until and unless SCRIP ADVANTAGE provides written notice otherwise.

         PATHWAYS shall provide (1) the availability of all Smart Card Terminals, properly programmed to integrate each terminal into the SCRIP ADVANTAGE/PATHWAYS Smart Card Electronic Scrip System; and (2) availability of all SCRIP ADVANTAGE/PATHWAYS Electronic Scrip Smart cards properly programmed with data specific for security of the cards, and the software necessary to use the card in the SCRIP ADVANTAGE Smart Card Electronic Scrip System; and (3) the PATHWAYS Processing Center to which all Smart Card Terminals in the system will be connected pursuant to the agreements between SCRIP ADVANTAGE and the PNOs and SCRIP ADVANTAGE and the PMs, and SCRIP ADVANTAGE and PATHWAYS.

         Under no circumstance within the control of SCRIP ADVANTAGE during the existence of this agreement to which this Exhibit A is attached, will SCRIP ADVANTAGE fail to provide the Non Profit Organization (PNOs) with the full products services provided for under Part 3, Agreements of SCRIP ADVANTAGE, of this agreement, either directly or through a service and technology provider.

                                 APPENDIX No. 3

                                 SCRIP ADVANTAGE
                           STANDARD TERMS OF AGREEMENT
                          WITH PARTICIPATING MERCHANTS


         This Agreement entitled SCRIP ADVANTAGE STANDARD TERMS OF AGREEMENT WITH PARTICIPATING MERCHANTS is made between the SCRIP ADVANTAGE, INC., a California corporation, hereinafter referred as "SCRIP ADVANTAGE," and ___________________, a __________________, hereinafter referred to by name or as
"PM." This Agreement shall be referred to hereinafter as the "SCRIP ADVANTAGE/PM Agreement."

1.       RECITALS

         1.1 Whereas, the SCRIP ADVANTAGE has used and promoted the use of gift certificates in its scrip program through SCRIP ADVANTAGE' participating nonprofit organizations, hereinafter "PNOs," for several years:

         1.2 Whereas, the SCRIP ADVANTAGE, in cooperation with its PNOs wishes to modernize its scrip program by use of modern electronic and computerized systems for sale and use of electronic scrip;

         1.3 Whereas, SCRIP ADVANTAGE has arranged with The Pathways Group, Inc., hereinafter "PATHWAYS" for the use of the Pathways Smart Card Electronic Scrip System by which electronic scrip is placed on smart cards sponsored and issued by SCRIP ADVANTAGE through its PNOs for use with Merchants who sign agreements with SCRIP ADVANTAGE as Participating Merchants," hereinafter sometimes referred to as "PMs."

         1.4 Whereas SCRIP ADVANTAGE and the undersigned PM desire to make an agreement between them so that the PM may participate as a Merchant in the SCRIP ADVANTAGE modernized scrip program utilizing the Pathways Smart Card Electronic Scrip System;

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

2.       PURPOSE

         The purpose of this Agreement is to facilitate the use of the Pathways Smart Card Electronic Scrip System with the PM to replace the outmoded and labor intensive use of paper scrip previously commonly used, such as merchant gift certificates.

3.       AGREEMENTS OF SCRIP ADVANTAGE

         3.1 SCRIP ADVANTAGE agrees to provide to PM through PATHWAYS, access to the Pathways Smart Card Electronic Scrip System which will perform the following functions:

                  a. the ability to read the smart cards issued by SCRIP ADVANTAGE through its PNOs;

                  b. deduct the purchase price including sales taxes, if any, for any purchase from the electronic scrip on smart cards issued by SCRIP ADVANTAGE through its PNOs;

                  c. store all transaction information necessary to do a complete accounting report for each transaction, including the purchase price, the sales tax, if any, the identity of the card user, the identity of the PNO though which the electronic scrip on the current card was issued;

                  d. provide the technical ability to transmit all transaction information to the PATHWAYS Processing Center;

                  e. provide for initiating an automatic transfer of accrued funds by "ACH" transfer to a designated bank account of the PM in the bank designated by the PM within 2 business days (not including weekends or holidays);

                  f. provide _____ periodic reports showing each electronic scrip smart card transaction which occurred during the period and the amount disbursed to the PM by the SCRIP ADVANTAGE for each transaction and the total number of transactions with respect to the total amount of disbursements and the balance of any disbursements to be made with respect to those transactions.

         3.2 SCRIP ADVANTAGE will provide appropriate placards, signs and/or window appliques which advise the purchasing public that the SCRIP ADVANTAGE electronic scrip smart card is honored at the PM's business location for all purchasers. SCRIP ADVANTAGE will also provide, through PATHWAYS, a hardware reference manual and an operators guidebook for the PATHWAYS Smart Card Electronic Scrip System.

         3.3 The SCRIP ADVANTAGE will, acting through PATHWAYS, access the electronic scrip smart card terminals at a specific agreed time each day, on a daily basis, and collect and upload the records of each electronic scrip smart card transaction recorded by PM's electronic scrip smart card terminals and not previously uploaded during a prior day. The SCRIP ADVANTAGE will, on the next day of banking operations, submit the electronic scrip smart card transaction information through its accounting department to SCRIP ADVANTAGE' bank, which will, within the next banking day, disburse to PM _____% of the total proceeds of each daily compilation of each of the electronic scrip smart card transactions.

4.       AGREEMENTS OF PM

         4.1 PM agrees to accept and honor any electronic scrip smart card issued by SCRIP ADVANTAGE through its PNOs during the term of this SCRIP ADVANTAGE/PM/Agreement, without restriction for payment of goods and/or services offered to the purchasing public by the PM.

         4.2 PM agrees to acquire from or through PATHWAYS, at PM's own expense, one or more electronic scrip smart card terminals for the purpose of reading the electronic scrip smart cards, and processing the transactions using such cards. The acquisition may be by purchase or lease.

         4.3 PM agrees to provide an access telephone line at its own expense to which each electronic scrip smart card terminal shall be connected on an "as needed" basis to transmit the transaction information to and receive compiled transaction information from SCRIP ADVANTAGE, through the PATHWAYS Processing Center. This telephone line is not required to be a dedicated line, but it must be available for contacts between the PM's Smart Card Terminals and the Pathways Processing Center in order to upload transaction data and permit access for confirmation purposes when necessary to validate transactions.

         4.4 PM agrees that it will charge against the electronic scrip smart cards issued by SCRIP ADVANTAGE through its PNOs as if each transaction were for cash, i.e., any special merchandising or sale offered to any cash purchaser shall be available to the electronic scrip smart card user including "specials," "coupons," or other sales promotion offerings.

         4.5 PM agrees that with respect to any purchase by a holder of an electronic scrip smart card issued by SCRIP ADVANTAGE through its PNOs that PM will honor a full exchange and/or refund policy as to such purchases identical to that offered for cash purchases with a sales receipt.

         4.6 PM agrees to accept the electronic scrip smart card issued by SCRIP ADVANTAGE through its PNOs without restriction to pay the card holder's charge accounts or contracts of any kind, including but not limited to, open account obligations, monthly installment account obligations, or installment contract obligations.

5.       DURATION AND TERMINATION OF AGREEMENT
         5.1 Duration. This Agreement shall be for the term of ____ month(s) and shall automatically renew for one year, from year to year thereafter until terminated by either party.

         5.2 Termination for Cause. This Agreement may be terminated by either party "for cause," for the following reasons if the procedures stated in paragraph 5.3 are followed: For default by a party for failure to perform one or more of the obligations of that party as stated in the agreement.

         5.2.1 Upon termination, a final upload of information pursuant to paragraph 3.3 shall occur as soon as possible, and a final report shall be sent to the PM as provided for in paragraph 3.1(f). SCRIP ADVANTAGE will pick up and PM agrees to return all materials provided pursuant to paragraph 3.2 above. SCRIP ADVANTAGE and PM shall cooperate in good faith to accomplish these activities without delay. Upon completion of those activities, all software licenses and sublicenses by which PM is authorized to use the SCRIP ADVANTAGE sponsored electronic scrip smart card program shall be automatically terminated without further notice or delay.

         5.3 Notice of Termination for Cause. If either party believes it has a basis for termination of this Agreement for cause which it wishes to exercise, it must first send a written notice to the other party giving notice of the intent to terminate this agreement for cause, and stating briefly the reason(s) for such termination for cause. The party receiving the notice of termination for cause shall have 30 days after receipt of the written notice to cure or find a cure for the cause stated in the written notice. The written notice(s) shall be delivered pursuant to Section 7, and paragraph 7.1 below.

         5.4 Termination Without Cause. If either party desires to terminate this Agreement without cause, it shall send written notice to the other party 120 days in advance of the intended termination date, stating that the sending party intends to terminate this Agreement on the specific date certain stated in the notice, which must be at least 120 days after delivery of the notice. The written notice shall be delivered pursuant to Section 7 and paragraph 7.1 below.

         5.4.1 Upon the expiration of notice period, the agreement shall terminate. Upon termination, a final upload of information pursuant to paragraph 3.3 shall occur as soon as possible, and a final report shall be sent to the PM as provided for in paragraph 3.1(f). SCRIP ADVANTAGE will pick up and PM agrees to return all printed materials provided pursuant to paragraph
                  3.2 above. PM and SCRIP ADVANTAGE shall cooperate in good faith to accomplish these activities without delay. Upon completion of those activities, all software licenses and sublicenses by which PM is authorized to use the SCRIP ADVANTAGE sponsored electronic scrip smart card program shall be automatically terminated without further notice or delay.

         6.       NOTICES

         6.1 Method of Delivery of Notices. All notices required by this Agreement shall be in writing and delivered either in person, or by messenger, or by registered or certified first class mail with return receipt requested, postage prepaid, sent to the last known address of the party to receive the notice.

         6.2 Effective Date of Delivery. Notices sent pursuant to paragraph 7.1 shall be deemed delivered at the earliest of the following:

                           a. When actually received; or
                           b. On the fifth full business day after mailing of the notice by registered or certified mail with return receipt requested and postage prepaid.

         6.3 Addresses for Notices. The current address for notices sent to the respective parties pursuant to paragraph 7.1 are:

                           [Name of PM]              SCRIP ADVANTAGE, INC.
                           [Address]                 --------------------------
                                                     --------------------------
                                                     --------------------------

                           These addresses for notice purposes may be changed by written notice given in accordance with this paragraph.

         7.       MISCELLANEOUS PROVISIONS

         7.1 Applicable Law. This Agreement is made pursuant to California law including choice of law rules, and applicable federal law and regulations if appropriate to the meaning of these provisions concerning federal tax exempt status.

         7.2 Dispute Resolution. (The parties hereby agree to and shall use mediation services available within the State of California prior to bringing any proceeding for arbitration. If all issues are not resolved to the satisfaction of both parties by mediation, then either party may request arbitration pursuant to the American Arbitration Associations Commercial Rules and pursuant to California law. The parties agree that the arbitrator shall have no authority or power to award punitive damages. The arbitration award from such arbitration proceedings shall be binding upon both parties except for any limited rights of appeal provided by California law. All mediations and arbitrations shall be held in California unless otherwise mutually agreed to be held elsewhere by both parties.

         7.3 Entire Agreement; Amendments. This is intended by the parties to be the entire agreement between the parties. All prior oral or written statements, negotiations and representations are hereby deemed to be superseded by this written Agreement. This Agreement can be amended only by a written amendment or other written agreement signed by both parties.

         Smart Scrip Card Terminal (_________,________) Serial number:_________

         Dated:_____________, 199___.

         PM:________________                         SCRIP ADVANTAGE, INC.
                  Name of PM

         By_______________________          By_________________________
           (Print Name of Authorized          President
            Signature)
           ----------------------
           TITLE OR POSITION

                                 APPENDIX NO. 4

                      ATTACHED TO MASTER PROJECT AGREEMENT
                      BETWEEN SCRIP ADVANTAGE AND PATHWAYS
                            DATED: _____/_____/_____



PATHWAYS SMART CARD ELECTRONIC SCRIP SYSTEM
TRAINING PROGRAM DESCRIPTION

PATHWAYS will provide training to SCRIP ADVANTAGE key employees and representatives on the following subjects in the following manner:

1. PATHWAYS will conduct a basic original Training seminar complete with oral, visual and printed materials which will explain and demonstrate all procedures and steps which the SCRIP ADVANTAGE key personnel and representatives need to know and understand:

         a) The functions and uses of the Smart Card Terminals program by PATHWAYS use in the PATHWAYS Smart Card Electronic Scrip System (hereinafter referred to as the PATHWAYS SYSTEM.).

         b) The functions and use of Smart Cards programmed by PATHWAYS for use in the PATHWAYS SYSTEM.

         c) The basic information needed from each PNO so that its fund raising program can be included in the PATHWAYS SYSTEM.

         d) The basic information needed from a member of a PNO to enroll as a cardholder in the PATHWAYS SYSTEM.

         e) The basic information needed from each PM to enroll each PM in the PATHWAYS SYSTEM.

2. PATHWAYS will conduct a second seminar, separate from the basic original training seminar, in which key employees and representatives of SCRIP ADVANTAGE will be taught how to present the PATHWAYS system as part of the SCRIP ADVANTAGE program offered to its PNOs. The purpose of this seminar will be to teach SCRIP ADVANTAGE personnel how to enroll PNO members in the new SCRIP ADVANTAGE/PATHWAYS SYSTEM; and thereafter train the key personnel of each enrolled PNO in the functions and uses of the Smart Card Terminals and the Smart Card that are part of the PATHWAYS SYSTEM.

3. PATHWAYS will conduct a third seminar, separate from the above two listed seminars, in which the key employees and representatives of SCRIP ADVANTAGE will be taught how to present the PATHWAYS SYSTEM to a Merchant in order to encourage the Merchant to enroll as a PM, and thereafter train the key personnel of each PM in the functions and uses of the Smart Card Terminals and Smart Cards that are part of the SCRIP ADVANTAGE/PATHWAYS SYSTEM.

4. PATHWAYS will provide a reasonable amount of follow-up training to insure that SCRIP ADVANTAGE key personnel are trained to use any upgrades of Smart Card Terminals or Smart Cards, regarding both equipment and cards, as well as any upgrades in software as developed from time to time.

5. It is the intent and expectation of PATHWAYS and SCRIP ADVANTAGE that both parties will cooperate to schedule and hold the seminars listed herein, promptly after signing the Master Project Agreement, in order to implement the Master Project Agreement with reasonable efficiency and speed.

Approval of SCRIP ADVANTAGE - Initials:_______________

Approval of PATHWAYS - initials: ______________

                                 APPENDIX NO. 5

                    SCRIP ADVANTAGE/PATHWAYS TRANSACTION FLOW



Chargeable to SPI
      Reference

   1.   Non-Profit Organizations:  Order Smart Scrip,  Receive Smart Scrip
   2. SCRIP Merchants: Accept Smart Scrip, Accept Credit/Debit Cards, Transmit Claim Batch to TPG
   3. Pathways Group: ACH from PNO to SAI, ACH from SPI to Merchant, Forward CC/DR Batch, Smart Card "Auto" Reload (E-Bank)
   4.   SCRIP ADVANTAGE: Receive ACH from PNO, Send ACH to Merchant
   5.   Non Profit Account: Send ACH to SAI for purchases
   6. Merchant Account: Receive ACH for claims, Receive ACH for CC payment/ charge back
   7. Credit Card Switch: All credit/debit transactions, all charge back transactions

                                   [GRAPHIC]

                     PROMISSORY NOTE WITH OPTION TO CONVERT
                      DEBT OBLIGATION TO EQUITY INVESTMENT



                                 PROMISSORY NOTE

Date:  June 19, 1998                _________________, California

                  For value received of $50,000.00, receipt of which is hereby acknowledged, Scrip Advantage Inc., a corporation, promises to pay to the order of The Pathways Group, Inc., upon demand the sum of Fifty Thousand Dollars ($50,000.00), with interest at the rate of Ten Percent (10%) interest per annum beginning June 19, 1998, payable quarterly on the last day of each quarter, payments beginning September 30, 1998; and thereafter on December 31, March 31, June 30, and September 30, of each year until the note is fully paid.

                  This note may be paid by the maker, in whole or in part, at any time prior to and without demand by holder; but must be paid upon demand by holder.

                  In the event any action is brought by the holder of this note to collect payment of this note, the maker corporation agrees to pay reasonable attorney fees and court costs.

                  The promissory note is an unconditional obligation of the maker corporation. The Payee has the right to be fully paid according to its terms.

                  This is not a negotiable promissory note. It is coupled with attached "Continuing Option To Convert Debt Obligation To Equity Investment", which is a separate but related right of the payee named above or assignee/holder of this note, which cannot be separately assigned without this note. This note may be converted, in whole or in part, into shares of Scrip Advantage Inc. upon fulfillment of and pursuant to conditions, terms and provisions of the attached "Continuing Option To Convert Debt Obligation To Equity Investment."

                  The maker corporation hereby agrees that until such time as this note is fully paid or otherwise satisfied, that The Pathways Group, Inc. shall be entitled to designate and appoint one Director to Board of Directors of the maker corporation.

Dated this 14th day of July, 1998


                              SCRIP ADVANTAGE INC.


                          By  /s/ R.J. Coyle, Sr.
                              Robert J. Coyle, President

                          CONTINUING OPTION TO CONVERT
                      DEBT OBLIGATION TO EQUITY INVESTMENT

                  Scrip Advantage, Inc., hereby grants to The Pathways Group, Inc., the Payee/holder of the attached promissory note, or its assignee, a Continuing Option To Convert any part or all of the debt obligation represented by the above attached demand promissory note, including any accrued interest, if any, to an equity investment in the voting common shares, or voting preferred shares of stock of Scrip Advantage, Inc., on the following conditions, terms, and provisions stated below. This Continuing Option To Convert, (etc.) including all conditions terms and provisions shall hereinafter be referred to as " Option to Convert."

                  The Pathways Group, Inc., may request at any time, in support of its right to evaluate this Option to Convert, a copy of any or all of the following records of Scrip Advantage, Inc., or its successor in interest:

              A.         A copy of the Articles of Incorporation;

              B.         A copy of the Bylaws of the Corporation;

              C A copy of the Minutes of Meetings of the Board of Directors,

              D.         A copy of the Minutes of Meetings of Shareholders;

              E. A copy of the financial statements of Scrip Advantage, Inc.;

              F. A copy of a complete list of the shareholders of Scrip Advantage, Inc., showing the name and number of shares held by each shareholder; and

              G. Such other information related to and in support of or confirmation of any of the above information.

         The determination of price per share and other terms and conditions of this Option to Convert shall be negotiated in good faith between the parties without undue delay, and within not more than thirty (30) days after delivery to Scrip Advantage Inc., of a written notice from The Pathways Group, Inc., or its assignee, that the holder of this Option to Convert desires to consider the exercise thereof. If negotiations produce a price, terms and conditions acceptable to The Pathways Group, Inc., then upon acceptance of the price, terms and conditions by The Pathways Group, Inc., or its assignee, the Option to Convert shall be deemed exercised, and the shares shall be issued to the option holder, at which time so much of the debt obligation as has been converted to equity investment shall be deemed paid. If the holder of the Promissory Note and Option to Convert does not convert the entire unpaid debt at the time of the exercise of the option, then, the balance of the debt represented by the Promissory Note shall remain due and owing until paid, and the Option to Convert shall remain in effect as to such remaining debt.

         This Option to Convert shall continue in effect until the attached promissory note is paid in full. The Option to Convert may be repeatedly exercised as to part or all of the then unpaid debt remaining due pursuant to the terms of the promissory note, in the discretion of the holder of the Promissory Note and Option to Convert.

         This Option to Convert is not assignable except if assigned together with the Promissory Note to which it is attached. Any attempt to assign this Option to Convert except with the Promissory Note shall be void and the Option to Convert shall continue to be held by the holder of the Promissory Note. J Dated this 19th day of June , 1998

                          Scrip Advantage, Inc.


                          By /s/ R.J. Coyle, Sr.
                             -------------------------------
                             Robert J. Coyle, President